UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2014

HYPERION THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35614	61-1512713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, California 94005

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 745-7802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairments

On September 7, 2014, the Board of Directors of Hyperion Therapeutics, Inc. (the “Company”), determined that it was required to recognize a material charge for an impairment related to its June 2014 acquisition of Andromeda Biotech Ltd. (“Andromeda”). The Company has uncovered evidence that certain Andromeda employees engaged in serious misconduct, including improperly receiving from a biostatistics firm un-blinded data from its first Phase 3 clinical trial of DiaPep277 and manipulating the analyses in order to obtain a favorable result. Additional evidence indicates that the biostatistics firm and certain Andromeda employees continued the improper practice of sharing and examining un-blinded data from the ongoing clinical trial. The Company is terminating the DiaPep277 development program and expects to record an impairment charge on the acquired Andromeda business in the range of $25 million to $55 million in the third quarter of 2014. Additionally, the Company expects to spend an estimated $13 million to $16 million completing the trial and winding down the development program.

Item 8.01	Other Events.

The Company issued a press release dated September 8, 2014 announcing the above actions. A copy of that press release is furnished herewith as Exhibit 99.1.

The information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 8, 2014.

Cautionary Statements Regarding Forward-Looking Statements

To the extent that statements contained in this current report on Form 8-K and the attached exhibit are not descriptions of historical facts regarding the Company, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this report include, among others, expectations about future development efforts of the DiaPep277 program, the amount of an impairment charge and the expected effects on future cash expenditures. The Company undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties relating to the business of the Company in general, see the “Risk Factors” section of Hyperion’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2014, and in any subsequent filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2014	Hyperion Therapeutics, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 8, 2014